UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-17714                   58-1729436
(State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)


                P.O. BOX 668, SEDALIA, COLORADO                   80135
           (Address of principal executive offices)            (Zip Code)


                                 (303) 466-4424
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As of December 31, 2004, Xtrana Inc.'s stockholder rights plan expired pursuant to its terms, as amended.

         Xtrana, Inc.'s Board of Directors previously approved an amendment to the Rights Agreement to accelerate the termination of the Rights Agreement from June 12, 2008 to December 31, 2004. A copy of the Second Rights Agreement Amendment between the Company and its transfer agent, American Stock Transfer & Trust Company, is attached hereto as Exhibit 4.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  4.1 Second Rights Agreement Amendment between Xtrana, Inc. and American Stock Transfer & Trust Company.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            XTRANA, INC.



Date:    January 5, 2005                    By:      /S/ JAMES CHAMBERLAIN
                                               ---------------------------------
                                                     James Chamberlain
                                                     Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

4.1 Second Rights Agreement Amendment between Xtrana, Inc. and American Stock Transfer & Trust Company.


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